Income Taxes	12 Months Ended
Dec. 02, 2012
Income Taxes
Income Taxes

Note 15: Income Taxes

        The Company and its domestic subsidiaries file a consolidated U.S. Federal income tax return. Income tax provision (benefit) consists of:

	Year Ended
	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands)
Current:
Federal	$1,245	$(8,892)	$97
International	11,286	10,862	15,168
State and local	(1,629)	229	2,102

	10,902	2,199	17,367
Deferred:
Federal	(2,112)	2,495	1,975
International	3,088	366	(1,164)
State and local	670	(956)	310

	1,646	1,905	1,121

Total tax expense	$12,548	$4,104	$18,488

        Earnings before income taxes consisted of the following:

	Year Ended
	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands)
United States	$(26,977)	$(37,941)	$(133)
International	35,135	33,018	39,670

	$8,158	$(4,923)	$39,537

        The differences between the actual tax expense and tax expense computed at the statutory U.S. Federal tax rate are explained as follows:

	Year Ended
	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands)
Income tax expense computed at statutory rates
Federal income tax expense	$2,855	$(1,723)	$13,838
State and local income taxes, net of federal tax benefit	236	(607)	1,783
Country mix impacts of foreign operations	(3,115)	(2,358)	524
Withholding taxes	4,534	1,842	—
Change in valuation allowance on deferred tax assets	(87)	(441)	(911)
Effect of non deductible meals and entertainment	469	368	322
Non-deductible paid-in-kind interest	8,365	7,145	5,040
Income tax reserve adjustments	(687)	(83)	(671)
Foreign dividends	1,305	—	—
Officers compensation	1,033	—	—
Domestic production activities deduction	(479)	—	—
Foreign tax credit	(2,187)	—	—
Other items, net	306	(39)	(1,437)

Total income tax expense	$12,548	$4,104	$18,488

        Unrecognized tax benefit adjustments result from a reduction in the income tax reserve as a result of the elimination of certain federal and state tax exposures during fiscal 2012 and 2011 due to the expiration of the statute of limitations.

        Deferred income taxes reflect the tax effect of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The Company's total deferred tax assets and liabilities and their significant components are as follows:

	2012		2011
	Current Asset (Liability)	Noncurrent Asset (Liability)	Current Asset (Liability)	Noncurrent Asset (Liability)
	(in thousands)
Accrued salaries and benefits	$6,100	$7,599	$6,550	$8,667
Allowance for doubtful accounts	3,163	—	4,939	—
Plant shutdown, idle facilities, and environmental costs	276	353	350	394
Tax credit and loss carryforward benefit	271	20,646	1,399	23,459
Accrued warranty reserve	3,338	2,657	2,560	2,316
Other accrued reserves	762	—	475	—
Property, plant and equipment	842	(16,299)	780	(18,133)
Intangible assets	293	(8,778)	(327)	(9,075)
Debt financing costs	—	585	—	789
Pension obligation	—	8,170	—	6,313
Cash discounts	7,083	—	5,325	—
Inventory	2,062	—	1,620	—
All other	(582)	1,849	1,952	1,187

	23,608	16,782	25,623	15,917

Valuation allowance	(5,029)	(12,930)	(4,274)	(14,694)

	$18,579	$3,852	$21,349	$1,223

        The fiscal 2012 and 2011 current and noncurrent deferred tax asset (liability), above, include amounts that are recorded in other current liabilities and noncurrent assets on the consolidated balance sheets, as appropriate.

        The Company had a valuation allowance against certain deferred tax assets of $18.0 million at December 2, 2012 and $19.0 million at November 27, 2011, primarily reflecting uncertainties regarding utilization of loss carryforward benefits in certain foreign and state jurisdictions.

        At December 2, 2012, the Company had unused tax affected state net operating loss and tax credit benefits of $7.4 million generally expiring from 2012 through 2028. There is a valuation allowance of $7.4 million against the amount of these tax affected benefits as the Company, at this time, expects that portion to expire unused.

        During fiscal 2012, we identified an opportunity to utilize favorable tax attributes to efficiently repatriate approximately $51.0 million of foreign earnings to the U.S. from our foreign subsidiaries. Such repatriation of foreign cash is expected to occur in the first quarter of fiscal 2013 and allows us more flexibility in the redemption of our outstanding debt in the U.S. As a result of this decision, we recognized $4.4 million of additional income tax expense during fiscal 2012 including $3.0 million of deferred tax liabilities on a portion of our undistributed earnings from foreign operations for which no provision for U.S. federal and/or state income tax and foreign withholding tax had previously been made. A provision has not been made for U.S. or foreign taxes on the remaining undistributed earnings of foreign subsidiaries considered indefinitely invested.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011
	(in thousands)
Unrecognized tax benefits, beginning of year	$13,922	$14,770
Gross increases—tax positions related to the current year	1,608	1,737
Gross increases—tax positions related to the prior year	—	76
Gross decreases—tax positions related to the current year	—	—
Gross decreases—tax positions related to the prior year	(1)	(208)
Decreases for lapses in statutes of limitations	(1,487)	(2,256)
Decreases for settlements with taxing authorities	(1,742)	(197)

Unrecognized tax benefits, end of year	$12,300	$13,922

Net change	($1,622)	($848)

        As of December 2, 2012, $4.5 million represents the amount of unrecognized tax benefits that, if recognized, would favorably impact the effective tax rate in future periods.

        The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. Additional interest and penalties, recorded as a component of income tax expense during fiscal 2012 and 2011, were as follows:

	2012	2011
	(in thousands)
Additional (reduction in) interest, net	16	15
Additional (reduction in) penalties	(396)	(281)

        Accrued interest and penalties related to the Company's uncertain tax positions recognized in the Consolidated Balance Sheets are as follows:

	2012	2011
	(in thousands)
Accrued interest	3,707	3,691
Accrued penalties	1,495	1,891

        The Company expects the liability for uncertain tax positions to decrease by $0.8 million within the succeeding twelve months due to expiration of income tax statute of limitations.

        Significant judgment is required in evaluating the Company's federal, state and foreign tax positions and in the determination of its tax provision. Despite the Company's belief that its liability for unrecognized tax benefits is adequate, it is often difficult to predict the final outcome or the timing of the resolution of any particular tax matter. The Company may adjust these liabilities as relevant circumstances evolve, such as guidance from the relevant tax authority, or resolution of issues in the courts. These adjustments are recognized as a component of income tax provision (benefit) entirely in the period in which they are identified. While the Company is currently undergoing examinations of certain of its corporate income tax returns by tax authorities, no issues related to these reserves have been presented to the Company and the Company has not been informed that such audits will result in an assessment or payment of taxes related to these positions during the one year period following December 2, 2012. The Company also cannot predict when or if any other future tax payments related to these tax positions may occur.

        Federal years open to examination are fiscal year 2004 and forward. State and international jurisdictions remain open to examination for various years from fiscal year 2000 and forward.